UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	April 26, 2012

Hudson Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

560 Lexington Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 351-7300
(Registrant’s telephone number, including area code)

Hudson Highland Group, Inc.
(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.            Costs Associated with Exit or Disposal Activities.

In January 2012, the Chief Executive Officer of Hudson Global, Inc. (the “Company”) approved a $1,000,000 plan of reorganization (the “2012 Plan”) to streamline the Company’s support operations in each of the Company’s regional businesses to match the aggregated operating segments and to improve support services to the Company’s regional and global professional business practices. The 2012 Plan primarily includes costs for actions to reduce support functions to match them to the revised operating structure. On April 26, 2012, the Company’s Board of Directors approved an increase to the 2012 Plan to $10,000,000 for additional actions, consisting primarily of actions to reduce support functions, to accelerate the Company’s plans for increased global alignment and redirection of resources from support to client facing activities. The Company expects the $10,000,000 will be primarily for one-time cash termination benefits. The Company expects to substantially complete the 2012 Plan in 2012.

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         At the annual meeting of the stockholders of the Company held on April 26, 2012, the stockholders of the Company approved an amendment and restatement (the “Plan Restatement”) of the Hudson Global, Inc. 2009 Incentive Stock and Awards Plan (together with the Plan Restatement, the “Plan”). Among other things, the Plan Restatement (i) increased the number of shares of the Company’s common stock authorized for issuance under the Plan by 2,500,000 and (ii) made all awards granted in the future under the Plan expressly subject to any recoupment policy that the Company may adopt. The Plan provides that, as of April 26, 2012, an aggregate of 2,500,000 shares of the Company’s common stock, plus the number of shares of the Company’s common stock issuable under awards outstanding under the Plan as of such date, plus the number of shares available for issuance under the Plan that have not been made subject to an outstanding award as of such date, are reserved for issuance under the Plan. The Plan, which is administered by the Compensation Committee of the Company’s Board of Directors, authorizes the grant to the Company’s officers, directors, employees and consultants of stock options, stock appreciation rights, performance shares, performance units, shares of common stock, restricted stock, restricted stock units and annual or long-term incentive awards.

The Company cannot currently determine the benefits, if any, to be paid under the Plan in the future to the officers of the Company, including the Company’s named executive officers.

The Plan Restatement is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 16, 2012. The description of the Plan set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 5.03.            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)         Effective April 26, 2012, the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to change the Company’s corporate name to Hudson Global, Inc. from Hudson Highland Group, Inc. Also effective April 26, 2012, the Board of Directors of the Company approved a restatement (the “Restatement”) of the Company’s Amended and Restated Certificate of Incorporation to incorporate the Amendment.

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Effective April 26, 2012, the Board of Directors of the Company approved an amendment and restatement (the “By-Laws Amendment and Restatement”) of the Company’s Amended and Restated By-laws to change the Company’s corporate name reflected in the Amended and Restated By-laws to Hudson Global, Inc. from Hudson Highland Group, Inc.

The foregoing descriptions of the Amendment, the Restatement and the By-Laws Amendment and Restatement are qualified in their entirety by reference to the full texts of the Amendment, the Restatement and the By-Laws Amendment and Restatement, copies of which are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report and are incorporated by reference herein.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on April 26, 2012. At the meeting, the following matters were submitted to a vote of the stockholders of the Company:

(1) To elect two directors to hold office until the 2015 annual meeting of stockholders and until their successors are duly elected and qualified. The final vote with respect to each nominee was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

John J. Haley	22,036,390	4,020,247	2,687,822

David G. Offensend	22,037,300	4,019,337	2,687,822

(2) To approve, by advisory vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

22,326,597	3,013,491	716,549	2,687,822

(3) To approve an amendment and restatement of the Hudson Global, Inc. 2009 Incentive Stock and Awards Plan. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

18,959,251	6,379,591	717,795	2,687,822

(4) To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the Company’s corporate name to “Hudson Global, Inc.” from “Hudson Highland Group, Inc.” The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

28,541,929	159,337	43,193	0

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(5) To ratify the appointment of KPMG LLP as independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2012. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

28,697,246	42,181	5,032	0

Item 9.01              Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

(3.1)	Amendment to Amended and Restated Certificate of Incorporation of Hudson Global, Inc. effective April 26, 2012.

(3.2)	Amended and Restated Certificate of Incorporation of Hudson Global, Inc. effective April 26, 2012.

(3.3)	Amended and Restated By-laws of Hudson Global, Inc. effective April 26, 2012.

(10.1)	Hudson Global, Inc. Amended and Restated 2009 Incentive Stock and Awards Plan (incorporated by reference to Exhibit A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 16, 2012 (file No. 0-50129)).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: May 1, 2012	By:	/s/ Latham Williams
Latham Williams
Senior Vice President, Legal Affairs and
Administration, Corporate Secretary

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HUDSON GLOBAL, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(3.1)	Amendment to Amended and Restated Certificate of Incorporation of Hudson Global, Inc. effective April 26, 2012.

(3.2)	Amended and Restated Certificate of Incorporation of Hudson Global, Inc. effective April 26, 2012.

(3.3)	Amended and Restated By-laws of Hudson Global, Inc. effective April 26, 2012.

(10.1)	Hudson Global, Inc. Amended and Restated 2009 Incentive Stock and Awards Plan (incorporated by reference to Exhibit A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 16, 2012 (file No. 0-50129)).

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